Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The Company has various lease agreements for office space, equipment, vehicles and personal property. These obligations extend through 2025 and are typically non-cancelable. Most leases contain renewal options and certain of the leases contain escalation clauses. Future minimum lease payments at December 31, 2014, under operating leases with non-cancelable terms are as follows:

Dollars in Thousands	Year Ended December 31,
2015	$13,188
2016	8,481
2017	7,168
2018	5,857
2019	4,504
Thereafter	8,459
Total	$47,657

Total rent expense for all operating leases amounted to $21.8 million, $19.9 million and $11.8 million for 2014, 2013, and 2012, respectively.
Self Insurance
We are self-insured for certain losses relating to workers’ compensation, employers’ liability, general liability (for onshore liability), protection and indemnity (for offshore liability) and property damage. Our exposure (that is, the retention or deductible) per occurrence is $250,000 for worker’s compensation, employer’s liability, $500,000 general liability, protection and indemnity and maritime employers’ liability (Jones Act). In addition, we assume a $500,000 annual aggregate deductible for protection and indemnity and maritime employers’ liability claims. The annual aggregate deductible is reduced by every dollar that exceeds the $500,000 per occurrence retention. We also assume a retention for foreign casualty exposures of $100,000 for workers’ compensation, employers’ liability, and $1,000,000 for general liability losses and a $100,000 deductible for auto liability claims. For all primary insurances mentioned above, the Company has excess coverage for those claims that exceed the retention and annual aggregate deductible. We maintain actuarially-determined accruals in our consolidated balance sheets to cover the self-insurance retentions.
We have self-insured retentions for certain other losses relating to rig, equipment, property, business interruption and political, war, and terrorism risks which vary according to the type of rig and line of coverage. Political risk insurance is procured for international operations. However, this coverage may not adequately protect us against liability from all potential consequences.
As of December 31, 2014 and 2013, our gross self-insurance accruals for workers’ compensation, employers’ liability, general liability, protection and indemnity and maritime employers’ liability totaled $5.9 million and $5.7 million, respectively and the related insurance recoveries/receivables were $2.0 million and $1.7 million, respectively.
Other Commitments
We have entered into employment agreements with terms of one to two years with certain members of management with automatic one year renewal periods at expiration dates. The agreements provide for, among other things, compensation, benefits and severance payments. The employment agreements also provide for lump sum compensation and benefits in the event of termination within two years following a change in control of the Company.
Contingencies
We are a party to various lawsuits and claims arising out of the ordinary course of business. We estimate the range of our liability related to pending litigation when we believe the amount or range of loss can be estimated. We record our best estimate of a loss when the loss is considered probable. When a liability is probable and there is a range of estimated loss with no best estimate in the range, we record the minimum estimated liability related to the lawsuits or claims. As additional information becomes available, we assess the potential liability related to our pending litigation and claims and revise our estimates. Due to uncertainties related to the resolution of lawsuits and claims, the ultimate outcome may differ significantly from our estimates. In the opinion of management and based on liability accruals provided, our ultimate exposure with respect to these pending lawsuits and claims is not expected to have a material adverse effect on our consolidated financial position or cash flows, although they could have a material adverse effect on our results of operations for a particular reporting period.
Customs Agent and Foreign Corrupt Practices Act (FCPA) Settlement
On April 16, 2013, the Company and the Department of Justice (DOJ) entered into a deferred prosecution agreement (DPA), under which the DOJ will defer for three years prosecuting the Company for criminal violations of the anti-bribery provisions of the FCPA relating to the Company’s retention and use of an individual agent in Nigeria with respect to certain customs-related issues, in return for: (i) the Company’s acceptance of responsibility for, and agreement not to contest or contradict the truthfulness of, the statement of facts and allegations that have been filed in a United States District Court concurrently with the DPA; (ii) the Company’s payment of an approximately 11.76 million fine; (iii) the Company’s reaffirming its commitment to compliance with the FCPA and other applicable anti-corruption laws in connection with the Company’s operations, and continuing cooperation with domestic and foreign authorities in connection with the matters that are the subject of the DPA; (iv) the Company’s commitment to continue to address any identified areas for improvement in the Company’s internal controls, policies and procedures relating to compliance with the FCPA and other applicable anti-corruption laws if, and to the extent, not already addressed; and (v) the Company’s agreement to report to the DOJ in writing annually during the term of the DPA regarding remediation of the matters that are the subject of the DPA, implementation of any enhanced internal controls, and any evidence of improper payments the Company may have discovered during the term of the agreement. If the Company remains in compliance with the terms of the DPA throughout its effective period, the charge against the Company will be dismissed with prejudice. The Company also settled a related civil complaint filed by the SEC in a United States District Court.
Demand Letter and Derivative Litigation
In April 2010, we received a demand letter from a law firm representing Ernest Maresca. The letter states that Mr. Maresca is one of our stockholders and that he believes that certain of our current and former officers and directors violated their fiduciary duties related to the issues described above under “Customs Agent and Foreign Corrupt Practices Act (FCPA) Settlement.” The letter requests that our Board of Directors take action against the individuals in question. In response to this letter, the Board formed a special committee to evaluate the issues raised by the letter and determine a course of action for the Company. The special committee engaged its own counsel for the investigation and evaluated potential claims against all individuals identified in the demand letter. The special committee considered whether pursuing each of the individuals named in the demand letter was in the best interests of the Company based upon a variety of factors, including among others, whether the Company had a potential cause of action against the individual, the defenses the individual might offer to such a claim, the ability of the individual to satisfy any judgment the Company might secure as a result of a claim asserted, and other risks to the Company of pursuing the claims. After taking various factors into account, on July 29, 2013, the special committee recommended to the Board that the Company not pursue any action against the current and former officers and directors named in the demand letter, and the Board accepted such recommendation.
On July 31, 2014, Fuchs Family Trust, a purported stockholder of the Company, filed a complaint under Section 220 of the Delaware Code seeking to inspect the Company’s books and records.  The action is styled Fuchs Family Trust v. Parker Drilling Company, Case No. 9986-VCN, and was filed in the Court of Chancery of the State of Delaware.  The complaint alleges that the inspection of records is intended to investigate purported corporate wrongdoing and mismanagement related to the Company’s 2013 resolutions of investigations by the U.S. Department of Justice and the Securities and Exchange Commission into certain violations of the Foreign Corrupt Practices Act by Company employees.  Plaintiff seeks to compel the records inspection and requests costs, expenses, and attorneys’ fees in the event inspection is permitted. The case was heard in November 2014, and the resolution is pending. We do not believe a liability is probable and estimable at this time.
ITS Pre-Acquisition Internal Controls
Our due diligence process with respect to the ITS Acquisition identified certain transactions that suggest that ITS' pre-acquisition internal controls may have failed to prevent violations of potentially applicable international trade and anti-corruption laws, including those of the United Kingdom. We have investigated such violations and have made all identified violations known to relevant authorities. During 2014, we cooperated with all ongoing investigations which resulted in the settlement with the Scottish Civil Recovery Unit of the Scottish Crown Office under United Kingdom anti-bribery laws and regulations. The Company's settlement and recovery of associated legal expenditures was originally included in our escrow account associated with the acquisition; therefore, the settlement had an inconsequential financial impact on our consolidated financial statements.
The Company continues to take proper remediation measures, including seeking any necessary government authorization, in our effort to ensure global compliance with laws and regulations. While it is possible that matters may arise where a contingency may require further accounting considerations, we do not believe that any such matters will have a material impact on our consolidated financial statements.